UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
(Amendment No. 1)

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2011

FIRST PULASKI NATIONAL CORPORATION
 (Exact Name of registrant as specified in charter)

                Tennessee                                              0-10974                                                    62-1110294
(State or other jurisdiction of                                                  (Commission                                                                 (I.R.S. Employer
                          incorporation)                                                        File Number)                                                             Identification No.)

                                 206 South First Street
                                   Pulaski, Tennessee                                                                                                                 38478
                                   (Address of principal executive offices)                                                                                                                                    (Zip Code)

(931) 363-2585
(Registrant's telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

       First Pulaski National Corporation (the "Company") is filing this Amendment No. 1 to its Current Report on Form 8-K filed on May 2, 2011 for the sole purpose of disclosing the Company's decision as to the frequency with which it will include advisory votes on the compensation of its named executive officers in future annual meeting proxy materials.

Item 5.07 Submission of Matters to a Vote of Security Holders.

      On April 28, 2011, the Company held its 2011 Annual Meeting of Shareholders. As previously disclosed, in a non-binding shareholder advisory vote on the frequency of future non-binding shareholder advisory votes on the compensation of its named executive officers, 429,803 shares voted for every year, 27,899 shares voted for every two years, 498,358 shares voted for every three years, and 30,951 shares abstained from voting. In light of this voting result and other factors, the Board of Directors has determined that the Company will hold a non-binding shareholder advisory vote on the compensation of its named executive officers once every three years until the next advisory vote on the frequency of future non-binding shareholder advisory votes on the compensation of the Company's named executive officers, which will occur no later than the Company's Annual Meeting of Shareholders in 2017, or until the Board of Directors otherwise determines that a different frequency for such advisory vote would be in the best interests of the Company's shareholders.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                       FIRST PULASKI NATIONAL CORPORATION

                                                                                       By: /s/ Mark A. Hayes
                                                                                             Mark A. Hayes
                                                                                             Chief Executive Officer

Date: September 21, 2011